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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 28, 2000



                        LEAP WIRELESS INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




          DELAWARE                        0-29752                          33-0811062
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER IDENTIFICATION NO.)
     OF INCORPORATION)


10307 PACIFIC CENTER COURT, SAN DIEGO, CALIFORNIA                  92121
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (858) 882-6000


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        This Current Report on Form 8-K is filed by Leap Wireless International,
Inc., a Delaware corporation (the "Company"), in connection with the matters described herein.

ITEM 5. OTHER EVENTS.

        On September 28, 2000, the Company held a Special Meeting of Stockholders (the "Meeting") for the following purposes:

        1. To vote upon a proposal to amend the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 75,000,000 to 300,000,000.

        2. To vote upon a proposal to approve the adoption of the Company's 2000 Stock Option Plan.

        At the Meeting, the matters were submitted to the stockholders for a vote and approved, with each matter receiving the number of votes indicated:

        1. Approval of the Amendment to the Company's Amended and Restated Certificate of Incorporation:

                           Affirmative Votes           20,185,635
                           Negative Votes               5,166,833
                           Abstaining                     117,674
                           Broker Non-Votes                     0

        2.      Approval of the 2000 Stock Option Plan:

                           Affirmative Votes           10,173,702
                           Negative Votes               5,541,583
                           Abstaining                     104,861
                           Broker Non-Votes             9,649,996

        A Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Company was filed with the Secretary of State of the State of Delaware on October 10, 2000. A copy of such amendment is filed as an exhibit hereto.

        A copy of the 2000 Stock Option Plan, as approved by the stockholders of the Company, is filed as an exhibit hereto.

ITEM 7. EXHIBITS.

(c)     Exhibits.

  Exhibit
  Number       Description of Exhibit
  ------       ----------------------
   3.1         Certificate of Amendment of Amended and Restated Certificate of
               Incorporation of the Registrant.

   10.1        2000 Stock Option Plan.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2000                 LEAP WIRELESS INTERNATIONAL, INC.


                                       By: /s/  JAMES E. HOFFMANN
                                          ------------------------------------
                                          James E. Hoffmann
                                          Senior Vice President, General Counsel
                                          and Secretary


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                                  EXHIBIT INDEX

  Exhibit
  Number       Description of Exhibit
  ------       ----------------------
   3.1         Certificate of Amendment of Amended and Restated Certificate of
               Incorporation of the Registrant.

   10.1        2000 Stock Option Plan.